Major Customer and Concentration of Credit Risk	12 Months Ended
Dec. 31, 2013
Major Customer and Concentration of Credit Risk [Abstract]
Concentration Risk Disclosure
Major Customer and Concentration of Credit Risk

Phillips 66 accounted for 94 percent, 95 percent and 94 percent of our total revenues for the years ended December 31, 2013, 2012 and 2011, respectively. We provide crude oil and refined petroleum product pipeline transportation, terminaling and storage services to Phillips 66 and other related parties.

We are potentially exposed to concentration of credit risk primarily through our accounts receivable with Phillips 66. These receivables have payment terms of 30 days or less. We monitor the creditworthiness of Phillips 66, which has an investment grade credit rating, and we have no history of collectability issues with them.